SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS
Acquisition of SolAero
On January 18, 2022, the Company closed on the acquisition (the “SolAero Acquisition”) of SolAero Holdings, Inc. (“SolAero”) pursuant to an Agreement and Plan of Merger (the “SolAero Merger Agreement”), dated as of December 10, 2021, by and among the Company, Supernova Acquisition Corp. (“SolAero Merger Sub”), SolAero, and Fortis Advisors LLC as stockholder representative, which provides for, among other things, the merger of SolAero Merger Sub with and into SolAero, with SolAero being the surviving corporation of the merger and a direct, wholly owned subsidiary of the Company. Pursuant to the terms of the SolAero Merger Agreement, all of the issued and outstanding shares of SolAero were cancelled in exchange for aggregate consideration of $80,000 in cash (the “SolAero Merger Consideration”). In addition, $3,600 of the SolAero Merger Consideration was placed into escrow by the Company in order to secure recovery of any Adjustment Amount (as defined in the SolAero Merger Agreement) and as security against indemnity claims. In connection with the SolAero Acquisition, the Company entered into customary employment or consulting agreements with certain key employees of SolAero.

The Company has not yet completed the initial purchase price allocation for this acquisition, including obtaining all of the information required for the valuation of the acquired intangible assets, goodwill, assets and liabilities assumed, due to the timing of the close of the transaction.
Warrant Redemption
On December 22, 2021, the Company announced the Redemption of all of its Public Warrants and Private Warrants for a redemption. On January 20, 2022, the Company extended the redemption date of its public warrants to January 31, 2022. In connection with the Redemption, Public Warrants were to be exercised by holders prior to January 31, 2022 either (i) in cash, at an exercise price of $11.50 per share of the Company’s common stock or (ii) on a cashless basis, for 0.2843 shares of common stock per Private Warrant and Public Warrant.
Subsequent to December 31, 2021 and prior to the conclusion of the redemption notice period on January 31, 2022, an aggregate of 10,383,077 Public Warrants were exercised on a cashless basis in exchange for the issuance of 2,951,781 shares and 10,969 Public Warrants were exercised for an aggregate of 10,969 shares of Company common stock at an exercise price of $11.50 per share, for aggregate cash proceeds to the Company of $126. At the conclusion of the redemption notice period on January 31, 2022, the remaining 270,470 Public Warrants issued and outstanding were redeemed at a price of $0.10 per warrant for aggregate cash payment from the Company of $27. On January 31, 2022, the Public Warrants were delisted from Nasdaq. In addition, subsequent to December 31, 2021, the 5,600,000 Private Warrants were exercised on a cashless basis for an aggregate of 1,592,080 shares of the Company’s common stock.